UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

CHESAPEAKE INVESTORS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHESAPEAKE INVESTORS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 6, 2004

To the Shareholders of Chesapeake Investors, Inc.:

A special meeting in lieu of an annual meeting of shareholders (the “Special Meeting”) of Chesapeake Investors, Inc. (the “Company”) will be held on December 21, 2004 at 11 a.m. Eastern Time, at the Company’s offices at Suite 1600, 11785 Beltsville Drive, Beltsville, Maryland 20705.

The Special Meeting will be held for the following purposes:

(1)	To approve and ratify, or disapprove and reject, the Plan of Dissolution, Liquidation and Termination of the Company;

(2)	to elect each of Albert W. Turner, Roy F. Kilby, Warren W. Pearce, Jr., Harry D. Barney, Harry F. Breitbach, and Vernon D. Pizzi as directors of the Company;

(3)	to ratify or reject the selection of Stoy, Malone & Company, P.C. as the Company’s independent accountants for the fiscal years ending September 30, 1999 and 2000, Argy, Wiltse & Robinson, P.C. as the Company’s independent accountants for each of the fiscal years ending September 30, 2001 and 2002 and Aronson & Company as the Company’s independent accountants for each of the fiscal years ending September 30, 2003 and 2004; and

(4)	the transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person. Shareholders of record at the close of business on November 15, 2004, have the right to vote at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy in order that the Special Meeting can be held and a maximum number of shares may be voted.

By Order of the Board of Directors,
/s/ Beverly V. Mann
Beverly V. Mann
Secretary

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004 WAS MAILED TO SHAREHOLDERS ON OR ABOUT NOVEMBER 29, 2004 . A COPY OF THE ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY’S ANNUAL REPORT MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT SUITE 1600, 11785 BELTSVILLE DRIVE, BELTSVILLE, MARYLAND 20705 OR BY CALLING (301) 572-7800 (COLLECT).

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN OR IF YOU NO LONGER OWN SHARES.

YOUR VOTE IS IMPORTANT.

CHESAPEAKE INVESTORS, INC.

Suite 1600

11785 Beltsville Drive

Beltsville, MD 20705

Dear Shareholders:

A special meeting in lieu of an annual meeting (the “Special Meeting”) of the shareholders of Chesapeake Investors, Inc. (the “Company”) will be held on December 21, 2004 at 11 a.m. Eastern Time at the Company’s offices at Suite 1600, 11785 Beltsville Drive, Beltsville, Maryland 20705.

Over the past several years, the mutual fund industry has undergone dramatic regulatory changes which have made it increasingly costly to effectively operate a mutual fund company. After exploring various options, the Board of Directors of the Company has unanimously determined that a complete liquidation is in the best interests of the Company and its shareholders. The Company has approximately $15.7 million in net assets and the Board has concluded that the continued operation of the Company at this size is not economically feasible or in the best interests of the Company or its shareholders. Therefore, at the Special Meeting, you will be asked to approve and ratify a proposed Plan of Dissolution, Liquidation and Termination of the Company (the “Plan”) which Plan was unanimously approved at a meeting of the Board of Directors held on November 4, 2004.

In addition, during a recent review of the Company’s compliance with certain regulatory requirements, the Company and the Board of Directors were advised that the composition of the Board of Directors has not met the regulatory requirements of the Investment Company Act of 1940, as amended (the “Act”) since 1999. As a result, you will be asked to: (1) elect six directors, and (2) ratify and approve, or reject and disapprove, the Board’s selection of Stoy, Malone & Company, P.C. as the Company’s independent accountants for the fiscal years ending September 30, 1999 and 2000, Argy, Wiltse & Robinson, P.C. as the Company’s independent accountants for the fiscal years ending September 30, 2001 and 2002 and Aronson & Company as the Company’s independent accountants for the fiscal years ending September 30, 2003 and 2004.

Whether or not you plan to attend the Meeting, your vote is needed. We strongly urge you to approve the Plan and vote in favor of the other proposals. Subject to receipt of the requisite shareholder approval of the Plan, shareholders of the Company will be entitled to receive a liquidation distribution, in cash, in late December 2004.

You are entitled to vote at the meeting and any adjournments thereto if you owned shares of the Company at the close of business on November 15, 2004, even if you no longer own shares. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, after reading the enclosed material, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

Sincerely yours,
/s/ Albert W. Turner
Albert W. Turner
Chairman of the Board

CHESAPEAKE INVESTORS, INC.

Suite 1600

11785 Beltsville Drive

Beltsville, Maryland 20705

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

DECEMBER 21, 2004

This document is a proxy statement for Chesapeake Investors, Inc. (the “Company” or the “fund”), a diversified closed-end management investment company with authorized common shares (“shares”). This proxy statement, which will be mailed to the Company’s shareholders on or about December 6, 2004, is furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Directors of the Company (the “Board”) to be used at the Company’s Special Meeting of Shareholders and at any adjournments thereof (the “Special Meeting”). The Special Meeting will be held on December 21, 2004 at 11 a.m., Eastern Time at the Company’s offices at Suite 1600, 11785 Beltsville Drive, Beltsville, Maryland 20705, for the purposes set forth in the Company’s Notice of Special Meeting.

The cost of the Special Meeting and the solicitation of proxies will be paid for by the Company. The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone, telegraph, the Internet or in person by representatives of the Company or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

The principal business address of Federated Investment Management Company, the Company’s investment adviser, is Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. The principal business address of Carrollton Enterprises Management Company, LLC, the Company’s administrator, is Suite 1600, 11785 Beltsville Drive, Beltsville, Maryland 20705.

The persons named on the proxy card of the Company will vote in accordance with the directions indicated thereon if your proxy card is received properly executed. If you properly execute your proxy card and give no voting instruction, your shares will be voted FOR each of the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but as shares which have not voted. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal. Proxies may be revoked at any time prior to their exercise by execution of a subsequent proxy card, by written notice to the Secretary of the Company or by voting in person at the Special Meeting.

Vote Required

The approval of the liquidation of the assets and dissolution of the Company pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination of the Company (the “Plan”) as set forth in Exhibit A hereto, requires the affirmative vote of shareholders holding two-thirds or more of the voting securities of the Company outstanding at the close of business on November 15, 2004 (the “Record Date”), voting in the aggregate without regard to class, in person or by proxy. The approval of the other proposal described in this proxy statement (other than the election of directors) requires the affirmative vote of shareholders holding a majority of the voting securities of the Company. (as defined by the 1940 Act) which means the lesser of (a) the holders of 67% or more of the shares of the Company present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Company are present in person or by proxy or (b) more than 50% of the outstanding shares of the Company.

At the Special Meeting, the presence in person or by proxy of shareholders of the Company entitled to cast at least a majority of the votes entitled to be cast, in the aggregate without regard to class, shall constitute a quorum for the transaction of business. In the event a quorum is not present, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies by the Company may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Shareholders of record at the close of business on the Record Date are entitled and encouraged to vote at the Special Meeting, even if they sold their Company shares after the Record Date.

Each full share outstanding is entitled to one vote. As of the Record Date, the Company had outstanding 3,783,901 Shares. The persons who owned more than 5% of the Company’s outstanding shares as of the Record Date to the knowledge of the Company, are set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Voting by Mail. In addition to voting in person at the Special Meeting, shareholders also may sign and mail the proxy card received with this proxy statement.

Only one copy of this proxy statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this proxy statement, please contact the Company at 1-301-572-7800.

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004 WAS MAILED TO SHAREHOLDERS ON OR ABOUT NOVEMBER 29, 2004. A COPY OF THE ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY’S ANNUAL REPORT MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT SUITE 1600, 11785 BELTSVILLE DRIVE, BELTSVILLE, MARYLAND 20705 OR BY CALLING (301) 572-7800 (COLLECT).

PROPOSAL 1: PROPOSAL TO LIQUIDATE THE ASSETS

AND DISSOLVE THE COMPANY PURSUANT

TO THE PROVISIONS OF THE PLAN OF

DISSOLUTION, LIQUIDATION AND TERMINATION

The Liquidation in General

The Company proposes to liquidate its assets and dissolve pursuant to the provisions of the Plan as approved by the Board on November 4, 2004, when the Board determined that an orderly liquidation of the Company’s assets was in the best interests of the Company and its shareholders. The Plan provides for the complete liquidation of all of the assets of the Company. If the Plan is approved by the requisite shareholder vote, Federated Investment Management Company (the “Adviser”), will undertake to liquidate the Company’s assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Company and its shareholders.

The Company has been advised by holders of greater than 67% of the Company’s outstanding securities that they intend to vote in favor of the proposed Plan. However, in the event the Plan is not approved by the requisite shareholder vote, the Board will consider what other action should be taken.

Reasons for the Liquidation

The Company is a Maryland corporation incorporated on June 26, 1973. Prior to 1980, the Company was as an operating company whose business was real estate acquisition and development. On July 30, 1980, the shareholders of the Company approved, among other things, the sale of substantially all of the assets of the Company. Following the sale, the Company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end investment company. As of September 30, 2004, the Company’s net assets were approximately $15.7 million.

At a meeting of the Board held on November 4, 2004, the Board determined that the continued operation of the Company was not economically feasible or in the best interests of the Company or its shareholders considering all relevant factors, including, without limitation:

(1) The Company may not be able to absorb all the expenses of its operations and offer a competitive return. As a general matter, funds that are relatively small in size tend to be inefficient for shareholders, such funds may have higher expense ratios and less investment flexibility and, as a result, may produce lower returns over the long term.

(2) Over the last several years, Congress and the Securities and Exchange Commission (the “SEC”) have adopted a series of new laws and rules imposing significant new requirements on investment companies such as the Company. The expenses associated with compliance with these new regulations have increased significantly as a percentage of net assets. The Board of Directors anticipate that the fund’s expenses will continue to rise and will substantially reduce, if not eliminate, any positive investment returns that may otherwise be obtained. In addition, in the opinion of the Board, certain of these requirements cannot practically be met by a fund of the Company’s size.

Accordingly, the Board of Directors unanimously concluded that the only viable option for the Company is prompt liquidation and termination. Absent such liquidation and termination, the Board does not believe that the Company will be able to continue to operate without incurring substantial expense and may not be able to operate in compliance with all applicable legal requirements imposed upon registered investment companies.

The Board, including all of the Directors who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to the shareholders for consideration. Immediately following the reconstitution of the Board, the Board will meet again to approve and ratify the Plan. In connection with the proposal, the Company will bear the costs associated with the liquidation.

The liquidation of the assets and termination of the Company will have the effect of permitting the Company’s shareholders to invest the distributions to be received by them upon the Company’s liquidation in investment vehicles of their own choice.

In the event that the shareholders do not approve the Plan, the Board will continue to search for other alternatives for the Company.

Plan of Dissolution, Liquidation and Termination of the Company

The Plan provides for the complete liquidation of all of the assets of the Company. If the Plan is approved, the Adviser will undertake to liquidate the Company’s assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Company and its shareholders.

Liquidation Distribution

If the Plan is adopted by the Company’s shareholders at the Special Meeting, as soon as practicable after the consummation of the sale of all of the Company’s portfolio securities and the payment of all of the Company’s known liabilities and obligations, each shareholder will be entitled to receive a distribution for each share held in an amount equal to the net asset value per share (the “NAV Liquidation Distribution”). Shareholders may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder’s shares of the Company (together with the NAV Liquidation Distribution, the “Liquidation Distribution”). Prior to completion of the liquidation, the Fund will send to its shareholders of record a letter of transmittal for the purpose of exchanging each shareholder’s Fund shares for Liquidation Distributions. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will distributed by the Fund to a shareholder of record unless and until such shareholder delivers to Registrar and Transfer Company, the Fund’s exchange agent, a signed letter of transmittal and the certificates representing the shareholder’s Fund shares or, in the event a share certificate has been lost, a lost certificate affidavit and such surety bonds and other documents and instruments as are reasonably required by the Fund, together with appropriate forms of assignment, endorsed in blank and with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to the Fund.

Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Company pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Company resulting from its liquidation and dissolution. This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Company has not sought a ruling from the Internal Revenue Service (the “Service”) with respect to the liquidation of the Company. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidating Distribution will be as set forth below.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, tax exempt organizations, non-resident aliens or other foreign investors or shareholders holding their shares through tax-advantaged accounts. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATION DISTRIBUTION AS DISCUSSED HEREIN. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

As discussed above, pursuant to the Plan, the Company will sell its assets, distribute the proceeds to its shareholders and dissolve. The Company anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets. In the unlikely event that the Company should lose its status as a regulated investment company during the liquidation process, the Company would be subject to taxes which would reduce the amount of the Liquidation Distribution.

For federal income tax purposes, a shareholder’s receipt of the NAV Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold his or her shares of the Company in exchange for an amount equal to the NAV Liquidation Distribution that he or she receives. Each shareholder will recognize gain or loss measured by the difference between the adjusted tax basis in his or her shares and the aggregate NAV Liquidation Distribution received from the Company. If the shares are held as a capital asset, the gain or loss will be characterized as a capital gain or loss. Generally, a capital gain or loss attributable to shares held for more than one year or less will constitute a long-term capital gain or loss, while a capital gain or loss attributable to shares held for one year will constitute a short-term capital gain or loss. Individuals are currently taxed on long term capital gains at a maximum federal rate of 15%. The portion of the Liquidation Distribution in excess of the NAV Liquidation Distribution will taxed under the Code as capital gain, ordinary income or exempt-interest dividends based on the designations made by the Company

If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to “backup withholding,” the shareholder may be subject to a 28% backup withholding tax with respect to taxable proceeds received as part of the Liquidation Distribution. An individual’s taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s federal income tax liability.

Impact of the Plan on the Fund’s Status Under the 1940 Act

On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the SEC will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund’s activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE

FOR THE PROPOSED LIQUIDATION OF ASSETS AND DISSOLUTION OF THE COMPANY

PURSUANT TO THE PROVISIONS OF THE PLAN OF DISSOLUTION, LIQUIDATION AND

TERMINATION.

PROPOSAL 2: ELECTION OF DIRECTORS

The next proposal to be considered at the Special Meeting is the election of directors of the Company.

Background. Section 16 of the 1940 Act generally requires that directors of registered investment companies be elected by shareholders. The 1940 Act permits vacancies on the Board to be filled by the remaining directors, but only if after giving effect to any such appointments, at least two-thirds of the Board has been elected by shareholders. In addition, the 1940 Act requires the Board to promptly call a meeting of shareholders for the election of directors whenever less than a majority of the Board has been elected by shareholders. The Company’s last annual meeting of its shareholders was held on July 28, 1989. At that time, the following individuals were elected to serve as directors of the Company: Albert W. Turner, Warren W. Pearce, Jr., Herndon G. Kilby, Wilbert N. Sales and John F. Ryon. These directors continued to serve until March 30, 1999 when Harry F. Breitbach was elected by the remaining directors to replace the deceased Wilbert N. Sales. In June 1999, John F. Ryon resigned from the Board and the remaining directors elected Edna L. Ryon, Mr. Ryon’s wife, to replace him. In December 2003, the remaining directors elected Roy F. Kilby, Herndon Kilby’s son, as an additional member of the Board. The Company inadvertently failed to recognize that a shareholder vote was required to elect both Edna L. Ryon and Roy F. Kilby. As a result of these elections, the Company has not been in compliance with the requirements of Section 16(a) of the 1940 Act since June 1999 and, as a result, has not been in compliance with a variety of other regulatory requirements since that time. The Company and the Board were advised that the Company was not in compliance with these regulations following a legal compliance review conducted in connection with the most recent regulations promulgated by the SEC and a review of alternative strategies for the future of the Company, including the proposed plan of liquidation.

As a result, at the Special Meeting, shareholders will be asked to consider the election of six nominees who will constitute the entire Board of Directors of the Company. Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company’s by-laws. Each of the nominees who are not incumbent directors standing for re-election were recommended by the Company’s Chairman of the Board and were approved by the Company’s nominating committee. The persons named as proxies in the accompanying Proxy have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. Each of the nominees has consented to serve as a director. All shares represented by valid Proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The six nominees who receive the highest number of votes cast at the Special Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend unless a decision is made to reduce the number of directors. The following tables set forth certain information about each of the nominees.

Interested Nominees*:

Name, Address And Age	Position(s) Held with Fund	Term of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director Or Nominee for Director
Albert W. Turner Suite 1600 11785 Beltsville Drive Beltsville, Maryland 20705 (88)	Chairman of the Board of the Company; Director	1980	Managing Member of Carrollton Enterprises Management Company LLC (a commercial real estate development company)**	N/A	NONE

Warren W. Pearce, Jr. Suite 1600 11785 Beltsville Drive Beltsville, Maryland 20705 (78)	President of the Company; Director	1980	Retired	N/A	NONE

*       Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with the Company.

**     This entity receives $1500 per month for administrative services provided to the Company.

Non-Interested Nominees:
Name, Address And Age	Position(s) Held with Fund	Term of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director Or Nominee for Director
Harry F. Breitbach 5304 Northwest 18th Street Ocala, FL 34482 (75)	Director	1999	Retired	N/A	NONE

Roy F. Kilby* 683 Santa Maria Lane Davidsonville, MD 21035 (57)	Secretary/ Treasurer of the Company from March 2004-July 2004; Director	2003	President, K&P Builders, Inc. since 1982(a residential builder and developer)	N/A	NONE

Harry D. Barney 20 Westmoreland Westminster, MD 21157 (59)	NONE	—	Certified Public Accountant, Alliance Accounting & Financial Services Inc. from 2002-2004; Certified Public Accountant, Laurent & Bagney, CPA’s from 1993 - 2002	N/A	NONE

Vernon D. Pizzi 675 Santa Maria Lane Davidsonville, MD 21035 (55)	NONE	—	Builder/Developer, K&P Builders, Inc. since 1982	N/A	NONE

*	Mr. Kilby was an interested person of the Company for three months during the fiscal year ended September 30, 2004 when he served as the Company’s Secretary and Treasurer.

Prior to July 8, 2004, each non-interested director received a meeting fee of $500 for each meeting attended. Effective with the July 8, 2004 meeting, each non-interested director receives a meeting fee of $1,000 for each meeting attended. In addition, effective with the June 24, 2004 meeting, Mr. Breitbach receives a travel allowance of $500 for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of Federated Investment Management Company or of any parent or subsidiary thereof, serves as an officer, director or employee of the Company.

The following charts provide certain information about the fees received by the directors in the fiscal year ended September 30, 2004.

Interested Directors:

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company Paid to Directors
Albert W. Turner, Director and Chairman of the Board*	NONE	NONE	NONE	NONE
Warren W. Pearce, Jr., Director and President	NONE	NONE	NONE	NONE

*	For the year ended September 30, 2004, fees of $18,000 for administrative services were paid to Carrollton Enterprises Management Company, LLC. of which Mr. Turner is the owner.

Non-Interested Directors:

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company Paid to Directors
Roy F. Kilby, Director*	$1,000	NONE	NONE	$1,000
Harry F. Breitbach, Director	$4,000	NONE	NONE	$4,000

*	Mr. Kilby was an interested person of the Company for three months during the fiscal year ended September 30, 2004 when he served as the Company’s Secretary and Treasurer.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in the fund as of June 30, 2004. There are no other funds in the same fund family.

Interested Nominees:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director and Nominee in Family of Investment Companies
Albert W. Turner	Over $100,000	N/A
Warren W. Pearce, Jr.	Over $100,000	N/A

Non-Interested Nominees

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director and Nominee in Family of Investment Companies
Harry F. Breitbach	NONE	N/A
Roy F. Kilby	OVER $100,000	N/A
Harry D. Barney	NONE	N/A
Vernon D. Pizzi	NONE	N/A

None of the non-interested director nominees or any of their immediate family members own beneficially or of record any class of securities of the fund’s investment adviser or any other person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the fund’s investment adviser.

During the fiscal year ended September 30, 2004, the Board of Directors met five times. Each incumbent director attended all of the meetings held during such year. For additional information on committees of the Company’s Board, refer to the section entitled “Standing Committees of the Company’s Board”.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” EACH OF THE FOREGOING NOMINEES FOR DIRECTOR.

PROPOSAL 3: RATIFICATION OF INDEPENDENT ACCOUNTANTS

At the Special Meeting, shareholders of the Company are also being asked to vote upon the ratification or rejection of the selection of Stoy, Malone & Company, P.C. as the Company’s independent accountants for each of the fiscal years ending September 30, 1999 and 2000, Argy, Wiltse & Robinson, P.C. as the Company’s independent accountants for each the fiscal years ending September 30, 2001 and 2002 and Aronson & Company as the Company’s independent accountants for each of the fiscal years ending September 30, 2003 and 2004.

Background. The Board, including all of the directors who are not “interested persons” of the Company (as defined in the 1940 Act), selected Stoy, Malone & Company, P.C. as the Company’s independent accountants for each of the fiscal years ending September 30, 1999 and 2000 at meetings held on June 22, 1999, and June 22, 2000, respectively, and ratified each such selection on November 4, 2004.

The Board, including all of the directors who are not “interested persons” of the Company (as defined in the 1940 Act) selected Argy, Wiltse & Robinson, P.C. as the Company’s independent accountants for each of the fiscal years ending September 30, 2001 and 2002 at meetings held on June 28, 2001, and June 27, 2002, respectively, and ratified each such selection on November 4, 2004. Argy, Wiltse & Robinson, P.C. also was selected and acted as independent accountants for the Company for the fiscal year ended September 30, 2003 and the Company originally filed its Annual Report for the fiscal year ended September 30, 2003 on November 21, 2003 in reliance on the report of such firm.

In connection with the Board’s review and consideration of alternative strategies for the future of the Company, including the proposed plan of liquidation, the Company was advised in fiscal year 2004, that Argy, Wiltse & Robinson, P.C. had not registered as required with the Public Accounting Oversight Board and therefore was not eligible to act as the Company’s independent accountants. On October 7, 2004, the Board of Directors of the Company approved the engagement of Aronson & Company to re-audit the Company’s financial statements for fiscal year ended September 30, 2003 and also to act as the Company’s independent accountants for the fiscal year ending September 30, 2004. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended September 30, 2002 or 2003 or any subsequent interim period. A copy of the letter addressed to the Commission from Argy, Wiltse & Robinson, P.C. is attached hereto as Exhibit B.

The 1940 Act requires that certain matters be approved by a majority of the disinterested directors, including the selection of the Company’s independent accountants. These matters have been reviewed, approved and ratified, as the case may be, in the ordinary course of the Company’s operations by the Board, including Mr. Kilby and Mr. Breitbach, the disinterested directors. Nevertheless, because certain members of the Board were not elected by the shareholders of the Company as required by the 1940 Act, the validity of these approvals and ratifications is uncertain. See discussion under the section entitled “Proposal 2: Election of Directors—Background.” The Board of Directors has therefore determined that it is in the best interests of the Company to submit these matters to the shareholders for approval and ratification.

Each of Stoy, Malone & Company, P.C., Argy, Wiltse & Robinson, P.C. and Aronson & Company has stated that it has no material direct or indirect financial interest in the Company. A representative of Aronson & Company is expected to be available in person or by telephone at the Special Meeting should any matter arise requiring consultation with the accountants and will be given the opportunity to make a statement if it chooses.

Audit Fees

For the fiscal year ended September 30, 2003, the aggregate Audit Fees billed by Argy, Wiltse & Robinson, P.C. for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for such fiscal year was $12,500. For each of the fiscal years ended September 30, 2004 and 2003, the aggregate Audit Fees billed by Aronson & Company for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years was $35,000 and $20,000, respectively.

Audit Related Fees

For each of the fiscal years ended September 30, 2004 and 2003, neither Argy, Wiltse & Robinson, P.C. nor Aronson & Company billed the Company for any services rendered for assurance and related services reasonably related to the performance of the audit or review of the fund’s financial statements that are not reported as Audit Fees above.

For each of the fiscal years ended September 30, 2004 and 2003, neither Argy, Wiltse & Robinson, P.C. nor Aronson & Company billed the Company any fees that were required to be approved by the Audit Committee (or would have been required if the SEC rules relating to pre-approval had been in effect at the time) for services rendered on behalf of the fund’s service providers for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund’s financial statements.

Tax Fees

For the fiscal year ended September 30, 2003, the aggregate Tax Fees billed by Argy, Wiltse & Robinson, P.C. for professional services rendered for tax compliance, tax advice and tax planning was $2,800. For the fiscal year ended September 30, 2004, the aggregate Tax Fees billed by Aronson & Company for professional services rendered for tax compliance, tax advice and tax planning was $3,000.

For each of the fiscal years ended September 30, 2004 and 2003, neither Argy, Wiltse & Robinson, P.C. nor Aronson & Company billed the Company any fees that were required to be approved by the Audit Committee (or would have been required if the SEC rules relating to pre-approval had been in effect at that time) for services rendered on behalf of the fund’s service providers for tax compliance, tax advice and tax planning that relate directly to the operations and financial reporting of the fund.

All Other Fees

For each of the fiscal years ended September 30, 2004 and 2003, there were no other fees billed by Argy, Wiltse & Robinson, P.C. or Aronson & Company for any non-audit services rendered to the fund and there were no fees required to be approved by the Audit Committee (or would have been required to be pre-approved if the SEC rules relating to pre-approval had been in effect at that time) for non-audit services rendered on behalf of the fund’s services providers that relate directly to the operations and financial reporting of the fund.

The Company’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to the fund, the Audit Committee will review the services to determine whether they are appropriate and permissible under applicable law.

In order for proposal three to be adopted by the Company, it must be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company (as defined by the 1940 Act) which means the lesser of (a) the holders of 67% or more of the shares of the Company present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Company are present in person or by proxy or (b) more than 50% of the outstanding shares of the Company. Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for the ratification of the selection of Stoy, Malone & Company, P.C. as independent accountants for the Company’s fiscal years ending September 30, 1999 and 2000, Argy, Wiltse & Robinson, P.C. as independent accountants for the Company’s fiscal years ending September 30, 2001 and 2002 and Aronson & Company as independent accountants for the Company’s fiscal years ending September 30, 2003 and 2004.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF STOY, MALONE &

COMPANY, P.C. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY’S FISCAL YEARS

ENDING SEPTEMBER 30, 1999 AND 2000, ARGY, WILTSE & ROBINSON, P.C. AS INDEPENDENT

ACCOUNTANTS FOR THE COMPANY’S FISCAL YEARS ENDING SEPTEMBER 30, 2001 AND 2002

AND ARONSON & COMPANY AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY’S

FISCAL YEARS ENDING SEPTEMBER 30, 2003 AND 2004.

STANDING COMMITTEES OF THE FUND’S DIRECTORS

Correspondence intended for each non-interested Director or each interested Director may be sent to the attention of the individual Director or to the Board of Directors at Chesapeake Investors, Inc., Suite 1600, 11785 Beltsville Road, Beltsville, Maryland 20705. The current process for collecting and organizing shareholder communications requires that the Board of Directors receive copies of all communications addressed to it. All communications addressed to the Board of Directors or any individual Director will be logged and sent to the Board or individual Director. The fund generally does not hold annual meetings and therefore does not have a policy with regard to Directors’ attendance at such meetings. However, as a matter of practice, at least one Director attends annual and special meetings.

The Board of Directors has recently instituted both an audit committee and a nominating committee.

The Audit Committee is composed of Mr. Kilby and Mr. Breitbach. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. Currently, both members of the committee have been determined by the Board to be “audit committee financial experts.” Mr. Kilby has served as the president of K&P Builders, a residential building and development company which he started, for twenty-two years and previously served as the president of MCD Enterprises from 1981-1983. As the president of K&P Builders and the former president of MCD Enterprises, Mr. Kilby is or was responsible for the oversight of all financial reporting relating to those entities and ensuring the proper levels of internal control throughout the organization. In addition, Mr. Kilby has been involved in the evaluation of financial statements of the clients of each of those entities. Mr. Breitbach worked for Citizens Bank of Maryland for forty-one years and was in charge of the commercial loan department for over twenty years, including ten years as Senior Vice President and ten years as Assistant to the President. In that role, Mr. Breitbach was responsible for analyzing the financial statements of the company’s large and diverse borrowing base. He was also a member of the management committee that had oversight and review responsibility for the actions of the bank’s auditors.

The Audit Committee has a charter, a copy of which is attached as Exhibit C to this proxy statement. The committee will meet at least once per year, or more frequently as called by the Chair. The committee will meet separately at least once a year with the Company’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Company. The committee will assist the Board in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund’s service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity, and qualification of the auditors to the fund, (iv) the annual audits of the fund’s financial statements, and (v) the accounting policies and disclosures of the fund. The committee will consider and act upon (i) the provision by any outside auditor of any non-audit services for the fund, and (ii) the provision by any outside auditor of certain non-audit services to the fund’s service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the fund. It is responsible for approving all audit engagement fees and terms for the fund, resolving disagreements between the fund and any outside auditor regarding the fund’s financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund will report directly to the committee. The committee will review at least annually a report from the fund’s outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process, will discuss with the fund’s outside auditors their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund, and will review with the fund’s outside auditor the results of audits of the fund’s financial statements. The committee will review periodically the fund’s major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee was formed in November 2004 and therefore did not meet during the fiscal year ended September 30, 2004. A report of the Audit Committee is attached as Exhibit D to this proxy statement.

The Nominating Committee is composed of Mr. Kilby and Mr. Breitbach, each of whom is not an “interested person” (as defined in the 1940 Act). The committee has a charter, a copy of which is attached as Exhibit E to this proxy statement. The committee meets as called by the Chair. The committee makes nominations for the election or appointment of non-interested Directors. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Director candidates, including sole authority to approve such firm’s fees and other retention terms. The committee will consider nominees to the Board of Directors recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Director of the fund, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Directors. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Directors, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not be an “interested person” of the Company or its affiliates within the meaning of the 1940 Act; (iii) not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the Company and its affiliates; (iv) has the disposition to act independently in respect of the Company and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend meetings as needed; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the financial environment of the fund; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Director in light of the fund’s regulatory and operational setting. The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Director. The committee was formed in November 2004 and therefore did not meet during the fiscal year ended September 30, 2004.

OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meeting other than that set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named as proxies in the accompanying proxy will vote thereon in accordance with their best judgment.

VOTING INFORMATION

Record Date. Only shareholders of record at the close of business on November 15, 2004 will be entitled to vote at the Special Meeting. On that date, the number of outstanding shares of the Company was 3,783,901. All shares of the Company will vote in the aggregate.

You should complete, sign and return the enclosed Proxy promptly in the postage-paid envelope.

Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions and broker “non-votes” will have the effect of a vote against proposals two and three, but will have no effect on the election of directors or proposal four.

In the event that a quorum is not present at the Special Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Special Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Special Meeting.

For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares IN FAVOR of adjournment:

•	all shares for which they are entitled to vote in favor of (i.e., “FOR”) any of the proposals that will be considered at the adjourned meeting; and

•	abstentions.

The Persons named as proxies will vote the following shares AGAINST adjournment:

•	all shares for which they must vote “AGAINST” all proposals that will be considered at an adjourned meeting.

A shareholder vote may be taken with respect to the Company on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

EXECUTIVE OFFICERS OF THE FUND

The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Directors at any regular meeting or any special meeting of the Directors. Correspondence intended for each executive officer may be sent to Chesapeake Investors, Inc., Suite 1600, 11785 Beltsville Drive, Beltsville, Maryland 20705.

The executive officers of the fund include: Mr. Turner, Mr. Pearce and Beverly Mann. Additional Information relating to Mr. Turner and Mr. Pearce can be found in the section entitled “Proposal 2: Election of Directors”. The following table sets forth certain information with respect to Ms. Mann:

Name, Address And Age	Position(s) Held with Fund	Term of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director Or Nominee for Director
Beverly V. Mann 7910 Shannondale Drive Laurel, MD 20723 (61)	Secretary and Treasurer of the Company	2004	Administrator, Carrollton Enterprises Management Company LLC	N/A	NONE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

As of June 30, 2004, the directors, the director nominees, the named executive officers and the directors and executive officers as a group held of record the following shares of the Company.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Albert W. Turner	1,776,308[1]	46.94%
Common	June K. Pearce and Warren W. Pearce, Jr., trustees under the June K. Pearce Revocable Trust	594,380	15.71%
Common	Roy F. Kilby	496,708[2]	13.12%
Common	Directors and executive officers as a group	2,867,396	75.77%

Except as set forth below, to the Company’s knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company’s shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Asa W. Gray, Sr. and Clara L. Gray, Joint Tenants	205,264	5.42%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act require that the fund’s directors and officers, the fund’s investment adviser and its affiliated persons, and beneficial owners of more than 10% of the fund’s outstanding securities (“Reporting Persons”) file reports with the SEC with respect to changes in their beneficial ownership of securities of the fund. Based solely upon a review of the copies of such filings received by the fund, the fund believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended September 30, 2004, except that Roy F. Kilby failed to timely file the Form 3 Initial Statement of Beneficial Ownership of Securities for the fund upon being elected a director in December 2003 and failed to timely file a Form 4 report with respect to one transaction in the fund. Mr. Kilby subsequently filed the necessary forms.

* * * * * * * * * * * * *

[1]	Includes 884,328 shares owned by Albert W. Turner, 445,990 shares owned by Albert W. Turner and Therese L. Turner, as joint tenants, and 445,990 shares owned by the Therese L. Turner Trust of which Albert W. Turner is the trustee
[2]	Includes 114,700 shares owned by Roy F. Kilby, 245,000 shares owned by Kilby Family Lodge LLC, of which Roy F. Kilby is the President and a Member Manager, 127,008 shares owned by the Herndon G. Kilby Trust of which Roy F. Kilby is the trustee, 5,000 shares owned by Roy F. Kilby as custodian for Erin Kilby and 5,000 shares owned by Roy F. Kilby as custodian for Kathleen Kilby

SHAREHOLDER PROPOSALS

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders (assuming that the Company is not liquidated as proposed) should send their written proposals to the Secretary of Chesapeake Investors, Inc., Suite 1600, 11785 Beltsville Drive, Beltsville, Maryland 20705. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Company’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

By Order of the Board of Directors,
/s/ Beverly V. Mann
Beverly V. Mann
Secretary

Beltsville, Maryland

December 6, 2004

EXHIBIT A

PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION

OF

CHESAPEAKE INVESTORS, INC.

Chesapeake Investors, Inc., a Maryland corporation (the “Company”), shall proceed to a complete liquidation of the Company according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the “Plan”). The Plan has been approved by the Board of Directors of the Company (the “Board”) as being advisable and in the best interests of the Company and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Company (each a “Shareholder” and, collectively, the “Shareholders”), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan, the Company shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (“MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

Adoption of Plan. The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders.

Liquidation and Distribution of Assets. If the Plan is adopted by the Company’s shareholders at the Special Meeting, as soon as practicable after the consummation of the sale of all of the Company’s portfolio securities and the payment of all of the Company’s known liabilities and obligations, each shareholder will be entitled to receive a distribution for each share held in an amount equal to the net asset value per share (the “NAV Liquidation Distribution”). Shareholders may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder’s shares of the Company (together with the NAV Liquidation Distribution, the “Liquidation Distribution”). Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will distributed by the Fund to a shareholder of record unless and until such shareholder delivers to Registrar and Transfer Company, the Fund’s exchange agent, a signed letter of transmittal and the certificates representing the shareholder’s Fund shares or, in the event a share certificate has been lost, a lost certificate affidavit and such surety bonds and other documents and instruments as are reasonably required by the Fund, together with appropriate forms of assignment, endorsed in blank and with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to the Fund.

Provisions for Liabilities. The Company shall pay or discharge or set aside a reserve for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

Distribution to Shareholders. As soon as practicable after the Effective Date, the Company shall liquidate and distribute pro rata on the date of liquidation (the “Liquidation Date”) to its shareholders of record as of the close of business on December 21, 2004 all of the remaining assets of the Company in complete cancellation and redemption of all the outstanding shares of the Company, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Company on the Company’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Company on the Company’s books.

Notice of Liquidation. As soon as practicable after the Effective Date, the Company shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Company will be liquidating its assets, to the extent such notice is required under the MGCL.

Articles of Dissolution. Subject to shareholder approval, within the Liquidation Period and pursuant to the MGCL, the Company shall prepare and file Articles of Dissolution (the “Articles”) with and for acceptance by the Maryland State Department of Assessments and Taxation.

Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Company and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the filing of the Articles if it determines that abandonment would be advisable and in the best interests of the Company and its Shareholders.

Powers of Board and Officers. The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Company in accordance with the Code and the MGCL, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Company and/or its shares, withdrawing any qualification to conduct business in any state in which the Company is so qualified and the preparation and filing of any tax returns.

Termination of Business Operations. As soon as practicable upon adoption of this Plan, the Company shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Fund, whether or not the liquidation contemplated by this Plan is effected.

EXHIBIT B

LETTER ADDRESSED TO THE COMMISSION

FROM ARGY, WILTSE & ROBINSON, P.C.

[LETTERHEAD OF ARGY, WILTSE & ROBINSON, P.C.]

November 5, 2004

Securities and Exchange Commission

Washington, D.C.

Ladies and Gentlemen:

We have reviewed the preliminary proxy statement dated November 5, 2004 of Chesapeake Investors, Inc. (the “Registrant”). Pursuant to item 304(a)(3) of Regulation S-X, we agree with the statements made by the Registrant in response to such item in the preliminary proxy statement.

Sincerely,

/s/ Argy, Wiltse & Robinson, P.C.

EXHIBIT C

AUDIT COMMITTEE CHARTER

The Board of Directors shall appoint the Audit Committee (the “Committee”) which shall have the responsibility and authority as described below.

Composition

The audit committee shall be composed of at least two directors, none of whom are interested persons of the Funds as defined in the Investment Company Act of 1940.

Purpose

1)	Oversee the Funds’ accounting and financial reporting policies and practices, including its internal controls.

2)	Act as a liaison between the Fund’s independent auditor and the Board of Directors.

3)	Review and report compliance matters relating to the Fund.

Responsibility

Responsibilities of the Committee shall be to:

1)	Review and recommend to the directors the independent auditors to be selected to audit the fund’s financial statements.

2)	Meet with the independent auditors periodically to review the results of the audits and report the results of the annual audit to the Board of Directors.

3)	Evaluate the independence of the auditors and in connection therewith secure from the auditor an annual representation of its independence from management including a description of all non-audit relationships and the fees related thereto.

4)	Review legal and regulatory matters that may have a material effect on the financial statements, the fund’s related compliance policies and programs (including internal controls applicable to the Fund and its principal service providers), and the related reports received from regulators.

5)	Review compliance with the Fund’s code of conduct/ethics.

6)	Meet with the auditors at least annually and their representatives outside the presence of management.

7)	Investigate any matters brought to the Committee’s attention that are within the scope of its duties, and after consultation with the Board, investigate the matters if, in the Committee’s judgment, that is appropriate.

Meetings

Under ordinary circumstances the Committee shall hold at least one meeting each year and others as deemed necessary by its chairman. A report of all Committee meetings will be made to the Board of Directors.

Date Adopted: November 4, 2004

EXHIBIT D

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. The Committee operates pursuant to a written charter adopted by the Board. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent” as defined in the listing standards of the New York Stock Exchange.

The Funds’ management has the primary responsibility for the preparation, presentation and integrity of the Funds’ financial statements and the adequacy of their internal controls. The independent accountants are responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion based on the audit as to whether the Fund’s audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed the Fund’s audited financial statements for the year ended September 30, 2004 and has discussed the financial statements with management and with Aronson & Company, the Funds’ independent accountants for 2004. The Audit Committee has received from the independent accountants written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent accountants. The Audit Committee has also received from the independent accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent accountants their independence. The Audit Committee considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountants’ independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended September 30, 2004 filed with the Securities and Exchange Commission.

EXHIBIT E

NOMINATING COMMITTEE CHARTER

The Board of Directors shall appoint the Nominating Committee (the “Committee”) which shall have the responsibility and authority as described below.

Composition

The nominating committee shall be composed of at least two directors, none of whom who are interested persons of the Funds as defined in the Investment Company Act of 1940. The Committee will meet as called by the Chair.

Purpose and Responsibilities

The Committee will make nominations for the appointment or election of Independent Directors in accordance with the Independent Directors’ Statement of Policy on Criteria for Selecting Independent Directors (“Statement of Policy”) (attached as Appendix 1). The selection of Independent Directors will be committed solely to the discretion of the Independent Directors; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Directors upon the recommendation of the Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Director candidates, including sole authority to approve such firm’s fees and other retention terms.

The Committee will consider Independent Director candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Directors. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Company. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

Date Adopted: November 4, 2004

APPENDIX 1

November 2004

STATEMENT OF POLICY ON CRITERIA

FOR SELECTING INDEPENDENT DIRECTORS

The Nominating Committee of the Board of Directors of the Company has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Directors of the Fund.

The Nominating Committee expects that all candidates will have the following characteristics:

•	Unquestioned personal integrity.

•	The candidate may not be an “interested person” of the Company or its affiliates within the meaning of the Investment Company Act of 1940.

•	The candidate should have no material relationship that could create an appearance of lack of independence in respect of the Company and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).

•	The candidate needs the disposition to act independently in fact in respect of the Company and its affiliates and others in order to protect the interests of the Fund and all shareholders. It is expected that Independent Directors will play an active and, if necessary, an adversarial role in pursuing the best interests of the Fund and shareholders.

•	The candidate needs to be able to attend meetings as needed. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.

•	The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.

•	The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fund.

•	Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices.

•	The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Director in light of the Company’s operations.

The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

[PROXY CARD]

CHESAPEAKE INVESTORS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby instruct Beverly V. Mann and Kenneth R. Firkin, and each of them, with full power of substitution, to vote the shares of Chesapeake Investors, Inc. (the “Company”) as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Company (the “Meeting”) to be held on December 21, 2004, Eastern Time at the Company’s offices at Suite 1600, 11785 Beltsville Drive, Beltsville, Maryland 20705, and any adjournments thereof, as follows:

I hereby revoke any and all proxies previously given by me with respect to such shares. I acknowledge receipt of the Proxy Statement dated December 6, 2004. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Company or by voting in person at the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear(s) on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, Companyee, guardian, etc.), the individual’s signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?

_____________________________

_____________________________

_____________________________

[REVERSE SIDE]

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

VOTE THIS PROXY CARD TODAY

YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS	THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” APPROVAL OF EACH OF THE PROPOSALS.		For	Against	Abstain
	1) Proposal to liquidate and dissolve the Company pursuant to the provisions of the Plan of Dissolution, Liquidation and Termination.	☐	☐	☐

		For all nominees listed (except as marked to the contrary at left)		Withhold authority to vote for all nominees

2)      To the nominees specified below as

Directors:

Albert W. Turner

Warren W. Pearce, Jr.

Harry F. Breitbach

Roy F. Kilby

Harry D. Barney

Vernon D. Pizzi

(Note: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		☐		☐

		For	Against	Abstain

3)      To ratify or reject the selection of Stoy, Malone & Company, P.C. as the Company’s independent accountants for the fiscal years ending September 30, 1999 and 2000, Argy, Wiltse & Robinson, P.C. as the Company’s independent accountants for each the fiscal years ending September 30, 2001 and 2002 and Aronson & Company as the Company’s independent accountants for each of the fiscal years end September 30, 2003 and 2004; and

		☐	☐	☐

		For	Against	Abstain
	4) The transaction of such other business as may property come before the Meeting or any adjournments thereof.	☐	☐	☐
RECORD DATE SHARES:

Please be sure to sign and date this Proxy.	Mark box at right if address change has been noted on the reverse side.	☐

Date: , 2004

Shareholder sign here:	Co-owner sign here:

DETACH CARD